13. DEFERRED GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
13. DEFERRED GOVERNMENT GRANTS

The Company has received two grants (one for each Symbid B.V. and Symbid Coop) from the Dutch Government for an innovation presentation contract (“IPC”) project for a total of approximately $ 63,000. The majority of the grant comes from the Company’s participation in a project called the “Kredietpaspoort”, a collaborative project between certain Companies to develop a credit evaluation and financing platform, or so- called ‘passport’ for entrepreneurs.

The grant is for work performed over a 2 year period starting in May 2012. The Company worked within the parameters of the IPC project and recognized the grant ratably over the period in which it was earned, or 24 months.  The deferred revenue was fully recognized during the first quarter of 2014 (see Note 6). At the closing of the IPC project after the 24 month period the investment in dollar amounts and man hours by the Company and other participants have been converted collectively into an entity (Kredietpaspoort Coöperatie UA) which owns the IP of the project. The participants were issued memberships of the cooperative in exchange for their investments during the project.

Symbid has considered application of guidance surrounding revenue recognition under US GAAP ASC 605, Revenue Recognition by analogy. The Dutch legislation surrounding the grant is intended to stimulate innovation and incentive startup activity surrounding IT projects within the Netherlands. Note that the grant is not attached to specific expenditures or IT infrastructure and is related to the development of the Credit Passport project in collaboration with other entrepreneurs. The grant is non- specific as to the specific costs incurred, only those that are of a certain nature, for example sales and marketing costs. Therefore, Symbid has analogized guidance surrounding revenue recognition from ASC 605-10-S99-1:

1)	Persuasive evidence of an arrangement exists.

Symbid: Persuasive evidence of an arrangement is in place which has been confirmed via formal correspondence awarding the grant from the Dutch government received on April 18, 2012.

2)	Fulfillment of the obligation has occurred or services have been rendered.

Symbid: Services are rendered over the period that the Company incurs qualifying expenditures under the Credit Passport project. Note that the terms of the grant is defined in the letter from the Dutch government for the two year period ending May 1, 2014.

3)	The amount of the grant is fixed and determinable.

Symbid: The amount of the grant is fixed and determinable, as documented in the relevant grant agreement.

4)	Collectability is reasonably assured.

Symbid: The counterparty to the transaction is the Dutch government, which is a creditworthy institution.

Based on the guidance outlined above, Symbid concludes that the revenue associated with the grant can be recognized ratably over the period of the grant over the period through which the services are rendered for the Company’s participation in the Credit Passport Project.